Exhibit 99.1

NEWS

MSC REPORTS FISCAL 2018 SECOND QUARTER RESULTS

FISCAL Q2 2018 HIGHLIGHTS

•	Net sales of $769 million, a 9.3% YoY increase, with approximately 430 basis points of acquisitive growth
•	Operating income of $98.1 million, an increase of approximately 13.2% YoY
•	Operating margin of 12.8%, a 50 basis point expansion YoY
•	Diluted EPS of $2.06, which includes one-time tax adjustments, versus $0.93 in the prior year quarter

MELVILLE, NY and DAVIDSON, NC, APRIL 10, 2018 - MSC INDUSTRIAL SUPPLY CO. (NYSE: MSM),  "MSC" or the "Company," a premier distributor of Metalworking and Maintenance, Repair and Operations ("MRO") products and services to industrial customers throughout North America,  today reported financial results for its fiscal 2018 second quarter ended March 3, 2018.

Financial Highlights[1]	FY18 Q2		FY17 Q2		Change	FY18 YTD		FY17 YTD		Change
Net Sales	$769.0		$703.8		9.3%	$1,537.5		$1,390.1		10.6%
Operating Income	98.1		86.6		13.2%	197.4		177.2		11.4%
% of Net Sales	12.8%		12.3%			12.8%		12.8%
Net Income	117.6		53.6		119.5%	177.1		107.8		64.2%
Diluted EPS	$2.06	.[2]	$0.93	.[3]	121.5%	$3.12	2	$1.89	3	65.1%

1In millions except per share data or as otherwise noted. 2Based on 56.9 million and 56.7 million diluted shares outstanding for FY18 Q2 and FY18 YTD, respectively.  3  Based on 57.2 million and 56.9 million diluted shares outstanding for FY17 Q2 and FY17 YTD, respectively.

Reported results include a tax benefit attributable to the Tax Cuts and Jobs Act, which has the following components:

•	A provisional benefit of $41.2 million, or $0.72 per diluted share, from the revaluation of the company’s tax related balance sheet items; and
•	A benefit of $16.9 million, or $0.30 per diluted share, attributable to the lower effective tax rate required to bring our first half into alignment with the expected full year rate.

Diluted earnings per share for the second quarter of fiscal 2018 excluding the positive impacts of the Tax Cuts and Jobs Act was $1.04 per share, up 11.8% over the prior year.

Erik Gershwind, president and chief executive officer, said, "The manufacturing environment in the second fiscal quarter remained firm, and customer outlook remained positive. The pricing environment also continued to improve, and we implemented a moderate price increase in late January. As a result, we delivered improved gross margins, which along with productivity, resulted in strong incremental margins. We remain focused on growing technical and high-touch areas to create a deeper moat around our business, and while I am pleased with our progress, we have room for further improvement. Strengthening market demand and a better pricing environment, coupled with a continuing focus on driving productivity and our decision to begin growing our sales force, bode well for an even better future."

Rustom Jilla, executive vice president and chief financial officer, added, "Our reported fiscal second quarter average daily sales rose 9.3%, gross margin was 43.9%, operating expenses to sales improved to 31.1%, and operating income rose 13.2%. Excluding the impact of the DECO acquisition, our organic average daily sales growth was 5.0%, our gross margin was flat with the prior year, our operating expenses to sales ratio improved by 90 basis points, and operating income rose 12.8%, demonstrating strong leverage.* We also had another quarter of solid cash generation, with year to date net cash from operations up 22% on the prior year. During the quarter, we repurchased shares and paid out a dividend of 58 cents per share, up 29% from the prior year, indicative of our commitment to allocating capital to enhance total shareholder returns."

*  An explanation and reconciliation of non-GAAP financial measures to GAAP financial measures is presented in schedules following this press release

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2018 SECOND QUARTER RESULTS

Outlook

The Company expects net sales for the third quarter of fiscal 2018 to be between $820 million and $835 million. At the midpoint, average daily sales are expected to increase roughly 11% compared to last year’s third quarter. Excluding DECO, the Company expects net sales for the third quarter of fiscal 2018 to be between $789 million and $803 million, with average daily sales at the midpoint expected to increase roughly 7% compared to last year’s third quarter. The Company expects diluted earnings per share for the third quarter of fiscal 2018, including and excluding DECO, to be between $1.37 and $1.43.

Conference Call Information

MSC will host a conference call today at 8:30 a.m. EST to review the Company’s fiscal 2018 second quarter results. The call, accompanying slides, and other operational statistics may be accessed at: http://investor.mscdirect.com. The conference call may also be accessed at 1-877-443-5575 (U.S.), 1-855-669-9657 (Canada) or 1-412-902-6618 (international).

An online archive of the broadcast will be available until April 17, 2018.

The Company’s reporting date for fiscal 2018 third quarter results is scheduled for July 11, 2018.

Contact Information

Investors:	Media:
John G. Chironna	Paul Mason
Vice President, Investor Relations and Treasurer	Director, Corporate Communications
(704) 987-5231	(704) 987-5313

About MSC Industrial Supply Co. MSC Industrial Supply Co. (NYSE:MSM) is a leading North American distributor of metalworking and maintenance, repair, and operations (MRO) products and services. We help our customers drive greater productivity, profitability and growth with more than 1 million products, inventory management and other supply chain solutions, and deep expertise from over 75 years of working with customers across industries.

Our experienced team of approximately 6,500 associates is dedicated to working side by side with our customers to help drive results for their businesses - from keeping operations running efficiently today to continuously rethinking, retooling, and optimizing for a more productive tomorrow.

For more information on MSC, please visit mscdirect.com.

# # #

Note Regarding Forward-Looking Statements:

Statements in this Press Release may constitute "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including statements about expected future results, expected benefits from our investment and strategic plans, and expected future margins, are forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The inclusion of any statement in this release does not constitute an admission by MSC or any other person that the events or circumstances described in such statement are material. Factors that could cause actual results to differ materially from those in forward-looking statements include: general economic conditions in the markets in which we operate, changing customer and product mixes, competition, including the adoption by competitors of aggressive pricing strategies and sales methods, industry consolidation, volatility in commodity and energy prices, the outcome of government or regulatory proceedings or future litigation, credit risk of our customers, risk of cancellation or rescheduling of orders, work stoppages or other business interruptions (including those due to extreme weather conditions) at transportation centers, shipping ports, our headquarters or our customer fulfillment centers, dependence on our information systems and the risk of business disruptions arising from changes to our information systems, disruptions due to computer system or network failures, computer viruses, physical or electronics break-ins and cyber-attacks, retention of key personnel, the loss of key suppliers or supply chain disruptions, risks associated with changes to trade policies, failure to comply with applicable environmental, health and safety laws and regulations, goodwill and intangible assets recorded as a result of our acquisitions could be impaired, risks associated with the integration of acquired businesses or other strategic transactions, and financial restrictions on outstanding borrowings. Additional information concerning these and other risks is described under "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the reports on Forms 10-K and 10-Q that we file with the U.S. Securities and Exchange Commission. We assume no obligation to update any of these forward-looking statements.

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2018 SECOND QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(In thousands)

	March 3,	September 2,
	2018	2017
ASSETS	(unaudited)
Current Assets:
Cash and cash equivalents	$31,608	$16,083
Accounts receivable, net of allowance for doubtful accounts	501,067	471,795
Inventories	498,987	464,959
Prepaid expenses and other current assets	56,253	52,742
Total current assets	1,087,915	1,005,579
Property, plant and equipment, net	308,124	316,305
Goodwill	633,405	633,728
Identifiable intangibles, net	105,306	110,429
Other assets	30,472	32,871
Total assets	$2,165,222	$2,098,912

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Short-term debt	$260,347	$331,986
Accounts payable	133,688	121,266
Accrued liabilities	100,400	104,473
Total current liabilities	494,435	557,725
Long-term debt	250,896	200,991
Deferred income taxes and tax uncertainties	73,856	115,056
Total liabilities	819,187	873,772
Commitments and Contingencies
Shareholders’ Equity:
Preferred Stock	—	—
Class A common stock	55	54
Class B common stock	11	12
Additional paid-in capital	652,440	626,995
Retained earnings	1,285,681	1,168,812
Accumulated other comprehensive loss	(18,079)	(17,263)
Class A treasury stock, at cost	(574,073)	(553,470)
Total shareholders’ equity	1,346,035	1,225,140
Total liabilities and shareholders’ equity	$2,165,222	$2,098,912

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2018 SECOND QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Statements of Income

(In thousands, except per share data)

(Unaudited)

	Thirteen Weeks Ended		Twenty-Six Weeks Ended
	March 3,	March 4,	March 3,	March 4,
	2018	2017	2018	2017
Net sales	$768,987	$703,780	$1,537,548	$1,390,051
Cost of goods sold	431,764	389,218	865,256	766,754
Gross profit	337,223	314,562	672,292	623,297
Operating expenses	239,120	227,917	474,911	446,052
Income from operations	98,103	86,645	197,381	177,245
Other (expense) income:
Interest expense	(3,550)	(2,950)	(6,787)	(5,884)
Interest income	213	164	376	327
Other (expense) income, net	77	(54)	(331)	(338)
Total other expense	(3,260)	(2,840)	(6,742)	(5,895)
Income before provision for income taxes	94,843	83,805	190,639	171,350
(Benefit) provision for income taxes	(22,709)	30,246	13,502	63,503
Net income	$117,552	$53,559	$177,137	$107,847
Per Share Information:
Net income per common share:
Basic	$2.08	$0.94	$3.14	$1.90
Diluted	$2.06	$0.93	$3.12	$1.89
Weighted average shares used in computing net income per common share:
Basic	56,439	56,620	56,363	56,500
Diluted	56,892	57,213	56,698	56,910
Cash dividends declared per common share	$0.58	$0.45	$1.06	$0.90

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Statements of Comprehensive Income

(In thousands)

(Unaudited)

	Thirteen Weeks Ended		Twenty-Six Weeks Ended
	March 3,	March 4,	March 3,	March 4,
	2018	2017	2018	2017
Net income, as reported	$117,552	$53,559	$177,137	$107,847
Foreign currency translation adjustments	27	(701)	(816)	(2,248)
Comprehensive income	$117,579	$52,858	$176,321	$105,599

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2018 SECOND QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Twenty-Six Weeks Ended
	March 3,	March 4,
	2018	2017
Cash Flows from Operating Activities:
Net income	$177,137	$107,847
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	31,307	30,815
Stock-based compensation	7,589	6,925
Loss on disposal of property, plant, and equipment	178	333
Provision for doubtful accounts	3,407	3,415
Deferred income taxes and tax uncertainties	(41,199)	—
Changes in operating assets and liabilities:
Accounts receivable	(32,461)	(41,680)
Inventories	(33,648)	(21,289)
Prepaid expenses and other current assets	(3,457)	(343)
Other assets	2,330	1,056
Accounts payable and accrued liabilities	7,004	9,577
Total adjustments	(58,950)	(11,191)
Net cash provided by operating activities	118,187	96,656
Cash Flows from Investing Activities:
Expenditures for property, plant and equipment	(17,261)	(25,508)
Cash used in business acquisition	(738)	—
Net cash used in investing activities	(17,999)	(25,508)
Cash Flows from Financing Activities:
Repurchases of common stock	(21,728)	(3,377)
Payments of cash dividends	(59,873)	(51,010)
Proceeds from sale of Class A common stock in connection with associate stock purchase plan	2,376	2,196
Proceeds from exercise of Class A common stock options	16,393	21,933
Borrowings under Credit Facility	74,000	78,000
Borrowings under Shelf Facility Agreement	50,000	—
Payments of notes payable and revolving credit note under the Credit Facility	(146,000)	(136,000)
Other, net	71	(36)
Net cash used in financing activities	(84,761)	(88,294)
Effect of foreign exchange rate changes on cash and cash equivalents	98	(142)
Net increase (decrease) in cash and cash equivalents	15,525	(17,288)
Cash and cash equivalents – beginning of year	16,083	52,890
Cash and cash equivalents – end of year	$31,608	$35,602
Supplemental Disclosure of Cash Flow Information:
Cash paid for income taxes	$50,279	$58,737
Cash paid for interest	$6,553	$5,524

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2018 SECOND QUARTER RESULTS

Non-GAAP Financial Measures

•	Results excluding DECO Tool Supply Co
•	Results excluding (a)provisional one-time tax benefit and (b)adjustment from applying lower YTD rate due to the Tax Cuts and Jobs Act (“TCJA”)

To supplement MSC’s unaudited selected financial data presented consistent with Generally Accepted Accounting Principles (“GAAP”), the Company discloses certain non-GAAP financial measures, including Non-GAAP net sales, non-GAAP gross profit, non-GAAP income from operations, non-GAAP (benefit) provision for income taxes, non-GAAP net income and non-GAAP diluted earnings per share, that exclude the results of our acquisition of DECO Tool Supply Co. (“DECO”) on July 31, 2017. These non-GAAP financial measures also exclude, for the thirteen and twenty-six-week periods ended March 3, 2018, the net estimated impact of the TCJA passed in December 2017, as these items will significantly impact comparability between years. This provisional benefit is an estimate subject to adjustment during a 12-month measurement period.

These non-GAAP measures are not in accordance with or an alternative for GAAP, and may be different from non-GAAP measures used by other companies.  We believe that these non-GAAP measures have limitations in that they do not reflect MSC’s results of operations as determined in accordance with GAAP, and that these measures should only be used to evaluate MSC’s results of operations in conjunction with the corresponding GAAP measures.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures.  We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of the Company’s performance.

In calculating non-GAAP financial measures, we exclude the results of DECO and the tax benefits attributable to the TCJA to facilitate a review of the Company’s operating performance on a period-to-period basis, for comparison with forecasts and strategic plans, and for benchmarking performance externally against competitors. We believe that investors benefit from seeing results “through the eyes” of management in addition to seeing GAAP results. We believe that these non-GAAP measures, when read in conjunction with the Company’s GAAP financials, provide useful information to investors by offering:

•	the ability to make more meaningful period-to-period comparisons of the Company’s on-going operating results;
•	the ability to better identify trends in the Company’s underlying business and perform related trend analyses;
•	a better understanding of how management plans and measures the Company’s underlying business; and
•	an easier way to compare the Company’s operating results against analyst financial models and operating results of competitors that supplement their GAAP results with non-GAAP financial measures

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES
Reconciliation of GAAP and Non-GAAP Information
Thirteen and Twenty-Six Weeks Ended March 3, 2018
(dollars in thousands, except per share data)

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure		GAAP Measure		Non-GAAP Measure
Net Sales		DECO Tool Supply Co.		Net Sales, excluding DECO		Average Daily Sales Growth		Average Daily Sales Growth, Excluding DECO
Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended
March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018
$768,987	$1,537,548	$29,955	$59,637	$739,032	$1,477,911	9.3%	10.6%	5.0%	6.3%

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure		GAAP Measure		Non-GAAP Measure
Gross Profit		DECO Tool Supply Co.		Gross Profit, excluding DECO		Gross Margin		Gross Margin, excluding DECO
Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended
March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018
$337,223	$672,292	$6,647	$13,088	$330,576	$659,204	43.9%	43.7%	44.7%	44.6%

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure		GAAP Measure		Non-GAAP Measure
Operating Expenses		DECO Tool Supply Co.		Operating Expenses, excluding DECO		Operating Expenses as a percentage of Net Sales		Operating Expenses as a percentage of Net Sales, Excluding DECO
Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended
March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018
$239,120	$474,911	$6,295	$12,160	$232,825	$462,751	31.1%	30.9%	31.5%	31.3%

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure		GAAP Measure		Non-GAAP Measure
Operating Income (Loss)		DECO Tool Supply Co.		Operating Income (Loss), excluding DECO		Operating Margin		Operating Margin, excluding DECO
Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended
March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018
$98,103	$197,381	$352	$928	$97,751	$196,453	12.8%	12.8%	13.2%	13.3%

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2018 SECOND QUARTER RESULTS

GAAP Measure		Items Affecting Comparability				Non-GAAP Measure
(Benefit) provision for income taxes		DECO Tool Supply Co.		Provisional one-time tax benefit		(Benefit) provision for income taxes, excluding DECO and one-time provisional benefit
Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended
March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018
$(22,709)	$13,502	$6	$127	$41,199	$41,199	$18,484	$54,574

GAAP Measure		Items Affecting Comparability				Non-GAAP Measure
(Benefit) provision for income taxes		DECO Tool Supply Co.		Provisional one-time tax benefit and adjustment from applying lower YTD rate		(Benefit) provision for income taxes, excluding DECO and one-time provisional benefit and adjustment from applying lower YTD rate
Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended
March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018
$(22,709)	$13,502	$6	$127	$58,128	$58,128	$35,413	$71,503

GAAP Measure		Items Affecting Comparability				Non-GAAP Measure
Net Income (Loss)		DECO Tool Supply Co.		Provisional one-time tax benefit		Net Income (Loss), excluding DECO and one-time provisional benefit
Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended
March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018
$117,552	$177,137	$106	$306	$41,199	$41,199	$76,247	$135,632

GAAP Measure		Items Affecting Comparability				Non-GAAP Measure
Net Income (Loss)		DECO Tool Supply Co.		Provisional one-time tax benefit and adjustment from applying lower YTD rate		Net Income (Loss), excluding DECO and one-time provisional benefit and adjustment from applying lower YTD rate
Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended
March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018
$117,552	$177,137	$106	$306	$58,128	$58,128	$59,318	$118,703

GAAP Measure		Items Affecting Comparability				Non-GAAP Measure
Diluted Earnings Per Share		DECO Tool Supply Co.		Provisional one-time tax benefit		Diluted Earnings Per Share, excluding DECO and one-time provisional benefit
Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended
March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018
$2.06	$3.12	$-	$-	$0.72	$0.72	$1.34	$2.40

GAAP Measure		Items Affecting Comparability				Non-GAAP Measure
Diluted Earnings Per Share		DECO Tool Supply Co.		Provisional one-time tax benefit and adjustment from applying lower YTD rate		Diluted Earnings Per Share, excluding DECO and one-time provisional benefit and adjustment from applying lower YTD rate
Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended
March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018	March 3, 2018
$2.06	$3.12	$-	$-	$1.02	$1.02	$1.04	$2.10